Income Taxes (Details)	12 Months Ended
Oct. 31, 2021 USD ($)
Income Tax Disclosure [Abstract]
Gross operating loss carryforward	$ 7,031,218
Increase in the valuation allowance	$ 851,278
Total net loss carryforward	$2,025,694
Description of potential tax benefit	The potential tax benefit arising from the net operating loss carryforward of $1,055,538 generated prior to January 1, 2018 will expire in 2033. The potential tax benefit arising from the net operating loss carryforward of $970,156 generated from January 1, 2018 thereon can be carried forward indefinitely within the annual usage limitations.